FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

Franklin Tax-Free Trust

PROSPECTUS  May 1, 1995
as amended December 5, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

The Franklin Federal Intermediate-Term Tax-Free Income Fund (the "Fund"), is a non-diversified series of the Franklin Tax-Free Trust (the "Trust"), an open-end management investment company consisting of twenty-seven separate series. The Fund seeks to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing and the preservation of shareholders' capital. The Fund seeks to accomplish its objective by investing primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There can be no assurance that the Fund's objective will be achieved.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

A Statement of Additional Information ("SAI") concerning the Fund, dated May 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or from the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents                           Page

Expense Table....................     2

Financial Highlights.............     4

About the Trust..................     4

Investment Objective
 and Policies of the Fund........     5

Management of the Fund...........     9

Distributions to Shareholders....    11

Taxation of the Fund
 and Its Shareholders............    12

How to Buy Shares of the Fund....    14

Other Programs and Privileges
 Available to Fund Shareholders..    19



Exchange Privilege...............    20

How to Sell Shares of the Fund...    22

Telephone Transactions...........    26

Valuation of Fund Shares.........    27

How to Get Information Regarding
 an Investment in the Fund.......    27

Performance......................    28

General Information..............    29

Account Registrations............    30

Important Notice Regarding
 Taxpayer IRS Certifications.....    31

Portfolio Operations.............    31


Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended February 28, 1995.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases

 (as a percentage of offering price)................................     2.25%

Deferred Sales Charge...............................................     NONE*

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

ANNUAL FUND OPERATING EXPENSES

 (as a percentage of average net assets)

Management Fees.....................................................    0.63%**

12b-1 Fees..........................................................    0.05%***

Other Expenses:

  Registration and Filing Fees..............................   0.06%

  Reports to Shareholders...................................   0.03%

  Other.....................................................   0.07%
                                                              ------

Total Other Expenses................................................    0.16%

Total Fund Operating Expenses.......................................    0.84%**
                                                                       =========

**Represents the management fee before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive a portion of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, management fees and total operating expenses represented 0.35% and 0.56%, respectively, of the average net assets of the Fund.
***Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

              One year     Three years    Five years    Ten years

                 $31*          $49            $68         $124

*Assumes that a contingent deferred sales charge will not apply.



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. (See "Management of the Fund" for a description of the Fund's expenses.) In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund outstanding throughout the period September 21, 1992 (effective date of registration) to February 28, 1993 and for the two fiscal years ended February 28, 1995. The information for the period ended February 28, 1993 and for the two fiscal years in the period ended February 28, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Trust's Annual Report to Shareholders dated February 28, 1995. See the discussion "Reports to Shareholders" under "General Information."


               Per Share Operating Performance                                             Ratios/Supplemental Data
-----------------------------------------------------------------         ----------------------------------------------------------
                                                                                                                 Ratio of Net
      Net Asset            Net Realized             Distributions         Net Asset       Net Assets  Ratio of    Investment
Year  Values at Net        & Unrealized  Total From From Net              Values           at End     Expenses    Income   Portfolio
Ended Beginning Investment Gain (Loss)   Investment Investment   Total    at End  Total   of Year    to Average  to Average Turnover
Feb.28 of Year  Income     on Securities Operations Income  Distributions of Year Return+ (in 000's) Net Assets++ Net Assets Rate
------------------------------------------------------------------------------------------------------------------------------------
1993*  $10.00   $.14       $.499          $.639$    (.099)      $(.099)   $10.54  14.77%** $ 9,192     -           5.49%     22.54%
1994    10.54    .52        .289           .809     (.549)       (.549)    10.80   7.82     67,603     .30%        4.93      28.76
1995    10.80    .54       (.331)          .209     (.529)       (.529)    10.48   (.20)    73,977     .565         .25      38.46

*For the period  September 21, 1992 (effective date of registration) to February
28, 1993.
**Annualized.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the periods indicated, the investment manager agreed in advance to waive its management fees and to assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. Had such action not been taken, the ratio of operating expenses to average net assets for the periods ended February 28, 1993, 1994 and 1995 would have been: 1.60%, .89% and
 .84%.


About the Trust

The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in September 1984 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of twenty-seven series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates only to the Franklin Federal Intermediate-Term Tax-Free Income Fund.

The Board of Trustees of the Trust may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 2.25% of the offering price. See "How to Buy Shares of the Fund."

Investment Objective
and Policies of the Fund

The Fund seeks to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investing and the preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. As with any investment, there is no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.

The Fund may invest, without percentage limitations, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest ratings level (Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and as having some speculative characteristics. In the event the rating of an issue held in the Fund's portfolio is lowered by the rating services, such change will be considered by the Fund in its evaluation of the overall investment merits of that security, but such change will not necessarily result in an automatic sale of the security. For a description of municipal securities ratings, see "Appendix - Description of Municipal Securities Ratings" in the SAI.

The investment manager considers the terms of the offering and various other factors in order to determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In making such determinations, the investment manager typically (i) interviews representatives of the issuer at its offices, tours and inspects the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) performs analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (iii) compares other similar securities offerings to the issuer's proposed offering.

For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of the portfolio's value, the Fund may invest more than 20% of its assets (which could be up to 100%) in fixed-income obligations, the interest on which is subject to regular federal income tax. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or commercial paper rated A-1 by S&P or P-1 by Moody's.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets therefore. Consistent with procedures approved by the Board of Trustees, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan, although the Fund currently intends to limit its lending of securities to no more than 5% of its total assets.

The Fund may purchase or sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year, depending on market conditions.

It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's adjusted current earnings. In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to corporate shareholders under their state franchise tax systems.

Consistent with the Fund's investment objective, the Fund may acquire private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of February 28, 1995, the Fund derived 13.68% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligations, which amount may be more or less than the amount the Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, COPs may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property may be less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COPs financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board of Trustees. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the rating required for Fund investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of February 28, 1995, the Fund held 14.02% of the total face amount of the securities in its portfolio in COPs and other municipal leases.

The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for five to ten years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed. Notwithstanding the call feature, any such investment would still be subject to the policy whereby the Fund is required to maintain a dollar weighted average portfolio maturity between three and ten years.

Investment Risk Considerations

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce the investor's risk. There are two categories of risks to which a Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt instruments may rise. Price changes of securities held by the Fund have a direct impact on the net asset value per share of the Fund.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

How Shareholders Participate in
the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets as well. In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased interest rates, which frequently accompany higher inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Fund

The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion, approximately $41.4 billion of which are in the municipal securities market.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended February 28, 1995, management fees, before any advance waiver, totaled 0.63% of the average net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 0.84% of the average net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.35% of the average net assets of the Fund and operating expenses totaling 0.56%. This arrangement may be terminated by Advisers upon notice to the Board of Trustees.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.10% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see the SAI.

Distributions to Shareholders

There  are  two  types  of  distributions   which  the  Fund  may  make  to  its
shareholders:

1. Income dividends. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board of Trustees without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to Class I shares of another Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

Taxation of the Fund and Its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund will continue to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for Fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of residence of the shareholder or such state's political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands or Guam), they may be exempt from personal income tax in such state.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount, and such market discount exceeds a de minimis amount. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January will be treated, for tax purposes, as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended February 28, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includible in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund. For example, distributions attributable to interest received from, or capital gain derived from the disposition of, obligations of a given state or its political subdivisions may be exempt from income taxes in that state.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

How to Buy Shares of the Fund

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "Valuation of Fund Shares."

Set forth below is a table showing front-end sales charges and dealer concessions.

                                                           Total Sales Charge
                                                         ----------------------
                                                             As a Percentage    Dealer Concession
    Size of Transaction                As a Percentage       of Net Amount       As a Percentage
    at Offering Price                  of Offering Price       Invested         of Offering Price*
    -------------------------------------------------------------------------------------------
    Less than $100,000                     2.25%               2.30%            2.00%
    $100,000 but less than $250,000        1.75%               1.78%            1.50%
    $250,000 but less than $500,000        1.25%               1.26%            1.00%
    $500,000 but less than $1,000,000      1.00%               1.01%            0.85%
    $1,000,000 or more                     none                none             (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.
**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within 12 months of the calendar month following such investment. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See "Description of Special Net Asset Value Purchases" and the SAI.

Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Certain   officers  and  trustees  of  the  Trust  are  also   affiliated   with
Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months, a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Fund Shares" in the SAI.

The value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 1.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, directors, trustees and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; and (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions in cash from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

Other Programs and Privileges
Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in plan balance for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to the same class of another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitation on a fund's sale of its shares, minimum holding periods or applicable sales charges.

No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund or another Class I Franklin Templeton Fund. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to that Fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders by telephone or by other means of electronic transmission from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How To Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How To Buy Shares of the Fund." Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

The Fund currently will not accept investments from Timing Accounts.

How to Sell Shares of the Fund

A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signatures guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone. Information may be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a securities dealer and the securities dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the securities dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's securities dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Telephone Transactions

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How Do I Sell Shares? - Redemptions by Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

Valuation of Fund Shares

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities, accrued expenses and taxes and any necessary reserves, is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

How to Get Information
Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 174 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                               Hours of Operation (Pacific time)
   Department Name          Telephone No.      (Monday through Friday)
   -----------------------------------------------------------------------------
   Shareholder Services     1-800/632-2301     5:30 a.m. to 5:00 p.m.
   Dealer Services          1-800/524-4040     5:30 a.m. to 5:00 p.m.
   Fund Information         1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                               8:30 a.m. to 5:00 p.m. (Saturday)
   Retirement Plans         1-800/527-2020     5:30 a.m. to 5:00 p.m.
   TDD (hearing impaired)   1-800/851-0637     5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes front-end sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC (see the SAI) are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

General Information

Reports to Shareholders

The Fund's fiscal year ends February 28. Annual Reports containing audited financial statements of the Trust, including the auditor's report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on September 18, 1984. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series or classes thereof. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. The Board of Trustees may from time to time issue other series of the Trust, the assets and liabilities of which will be separate and distinct from any other series.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares voting can elect 100% of the trustees, if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of the Fund's portfolio: Mr. Kenny since 1994 and Mr. Jennings and Ms. Wong since 1992.

Thomas Kenny
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Kenny joined Franklin in 1986 and is the director of Franklin's Municipal Bond Department. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and a Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

Stella Wong
Portfolio Manager
Franklin Advisers, Inc.

Ms. Wong holds a Bachelor of Science degree in Business Administration from San Francisco State University and a Master's degree in Financial Planning from Golden Gate University. She is a member of several industry-related committees and associations. She joined Advisers in 1986.

Andrew Jennings
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Jennings has been responsible for portfolio recommendations and decisions of the Fund since its inception. He attended Villanova University in Philadelphia, has been in the securities industry for over 33 years and is a member of several municipal securities industry-related committees and associations. From 1985 to 1990, Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc.
Franklin
Tax-Free Trust


PROSPECTUS   May 1, 1995
as amended December 5, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN





Franklin Tax-Free Trust (the "Trust") is an open-end management investment company consisting of 27 separate series, most of which offer two classes of shares ("multiclass") to their investors. This Prospectus relates to the nine series listed below, eight of which, as noted, are currently offering two classes of shares:

Class I

Franklin Arizona Tax-Free Income Fund - Class I
Franklin Colorado Tax-Free Income Fund - Class I
Franklin Connecticut Tax-Free Income Fund - Class I
Franklin High Yield Tax-Free Income Fund - Class I
Franklin Indiana Tax-Free Income Fund - Class I*
Franklin New Jersey Tax-Free Income Fund - Class I
Franklin Oregon Tax-Free Income Fund - Class I
Franklin Pennsylvania Tax-Free Income Fund - Class I
Franklin Puerto Rico Tax-Free Income Fund - Class I

*Class II not available



Class II

Franklin Arizona Tax-Free Income Fund - Class II
Franklin Colorado Tax-Free Income Fund - Class II
Franklin Connecticut Tax-Free Income Fund - Class II
Franklin High Yield Tax-Free Income Fund - Class II
Franklin New Jersey Tax-Free Income Fund - Class II
Franklin Oregon Tax-Free Income Fund - Class II
Franklin Pennsylvania Tax-Free Income Fund - Class II
Franklin Puerto Rico Tax-Free Income Fund - Class II

Each Fund may, separately or collectively, be referred to as the "Fund" or "Funds," "State Funds" or individually by the state, territory or investment policy included in its name. Each Fund may also be referred to as Class I or Class II shares, as required within the context of the discussion. The Indiana Fund will be included in all discussions pertaining to Class I in this Prospectus. Investors can choose between Class I shares, if available for the series, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Funds - Alternative Purchase Arrangements."

THE HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS", WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD FUND. SEE "INVESTMENT RISK CONSIDERATIONS - RISK FACTORS RELATING TO HIGH YIELDING, FIXED-INCOME SECURITIES."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Each Fund seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund, other than the High Yield Fund, also seeks to provide a maximum level of income which is exempt from the personal income taxes for resident shareholders of the named state or territory. The High Yield Fund seeks to provide investors with a high current yield exempt from federal income taxes by investing in municipal securities which have been rated in the lower-grade categories by one of various "nationally recognized statistical rating organizations" ("NRSROs") such as Moody's Investors Service ("Moody's"), Standard and Poor's Corporation ("S&P"), or Fitch Investors Service, Inc.("Fitch"), or in unrated municipal securities deemed to be of comparable credit quality by the Fund's investment manager. As a secondary objective, the Fund will seek capital appreciation to the extent this is possible and is consistent with its principal investment objective. Franklin Puerto Rico Tax-Free Income Fund seeks to provide a maximum level of income which is exempt from the personal income taxes of the majority of states. Residents of Puerto Rico should consult their tax advisers prior to investing in any of the Funds.

The High Yield Fund invests in a diversified portfolio of municipal securities from different states. Each State Fund invests primarily in municipal securities issued by its respective state and its political subdivisions, agencies and instrumentalities.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and each of the nine Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

A Statement of Additional Information ("SAI"), concerning the Funds, dated May 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address or telephone number shown on the cover.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.


Contents                         Page

Expense Table....................   3

Financial Highlights.............   5

About the Trust..................   8

Investment Objective and
 Policies of Each Fund...........   8

Investment Risk Considerations...  12

Management of the Trust..........  18

Distributions to Shareholders....  20

Taxation of the Funds
 and Their Shareholders..........  21

How to Buy Shares of the Funds...  23

Other Programs and Privileges
 Available to Fund Shareholders..  30

Exchange Privilege...............  32

How to Sell Shares of the Funds..  35

Telephone Transactions...........  39



Valuation of Shares of the Funds.  40

How to Get Information Regarding
 an Investment in the Fund.......  40

Performance......................  42

General Information..............  43

Account Registrations............  44

Important Notice Regarding
 Taxpayer IRS Certifications.....  45

Portfolio Operations.............  46

Appendix A -
 Description of State
  Tax Treatment  ................  47

Appendix B -
 Special Factors Affecting
  Each State Fund  ..............  51

Appendix C -
 Description of Municipal
  Securities Ratings  ...........  54


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in a Fund. The figures for both classes of shares are based on aggregate operating expenses of the Class I shares for the fiscal year ended February 28,1995, restated for Class II to reflect Rule 12b-1 for the class as though such had been in effect at the beginning of the fiscal year.


                                                             Connec-     High                New                Penn-       Puerto
                                      Arizona    Colorado     ticut     Yield    Indiana    Jersey    Oregon   sylvania      Rico
                                       Fund        Fund       Fund      Fund      Fund       Fund      Fund      Fund        Fund
                                       Class I    Class I     Class I   Class I   Class I    Class I   Class I   Class I     Class I

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)... 4.25%      4.25%     4.25%     4.25%     4.25%      4.25%     4.25%     4.25%     4.25%
Deferred Sales Charge.................. NONE*      NONE*     NONE*      NONE*     NONE*     NONE*     NONE*      NONE*     NONE*

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees........................ 0.48%      0.56%     0.58%     0.46%     0.62%      0.49%     0.52%     0.49%     0.57%
**12b-1 Fees........................... 0.07%+,++  0.07%+,++ 0.07%+,++ 0.07%+,++ 0.07%+,++  0.07%+,++ 0.07%+,++ 0.07%+,++ 0.07%+,++
Other Expenses......................... 0.06%      0.08%     0.07%     0.08%     0.13%      0.08%     0.07%     0.08%     0.10%
Total Fund Operating Expenses.......... 0.61%      0.71%     0.72%     0.61%     0.82%      0.64%     0.66%     0.64%     0.74%


                                                                         Connec-    High       New                 Penn-    Puerto
                                                    Arizona  Colorado     ticut     Yield    Jersey    Oregon    sylvania    Rico
                                                     Fund      Fund       Fund      Fund      Fund      Fund       Fund      Fund
                                                   Class II Class II Class II
Class II Class II Class II Class II Class II
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).............. 1.00%     1.00%     1.00%     1.00%      1.00%     1.00%     1.00%     1.00%
Deferred Sales Charge............................. 1.00%**   1.00%**   1.00%**   1.00%**    1.00%**   1.00%**   1.00%**   1.00%**
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees................................... 0.48%     0.56%     0.58%     0.46%      0.49%     0.52%     0.49%     0.57%
**12b-1 Fees...................................... 0.65%++   0.65%++   0.65%++   0.65%++    0.65%++   0.65%++   0.65%++   0.65%++
Other Expenses.................................... 0.06%     0.08%     0.07%     0.08%      0.08%     0.07%     0.08%     0.10%
Total Fund Operating Expenses..................... 1.19%     1.29%     1.30%     1.19%      1.22%     1.24%     1.22%     1.32%



*Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1%, which has not been reflected in the Example below, is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

**Class II shares redeemed within a "contingency period" of 18 months of the calendar month following such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

++Annualized. Actual Rule 12b-1 fees for each of the Class I shares represented 0.06% of average net assets.

Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take approximately six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in a Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by regulations of the SEC, the following examples illustrate the expenses including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in a Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

Name of Fund                  One Year  Three Years   Five Years  Ten Years
---------------------------   ---------  ---------    ---------   --------
Arizona Fund Class I..........   $48      $61            $75       $115
Arizona Fund Class II.........    32       47             75        153
Colorado Fund Class I ........    49       64             80        127
Colorado Fund, Class II.......    33       51             80        164
High Yield Fund Class I.......    48       61             75        115

Name of Fund                  One Year     Three Years Five Years  Ten Years
---------------------------   ----------  ----------   ----------  --------
High Yield Fund Class II......   $32      $47             $75      $153
Indiana Fund, Class I.........    51       68              86       140
New Jersey Fund Class I.......    49       62              77       119
New Jersey Fund Class II......    32       48              76       156
Oregon Fund Class I...........    49       63              78       121
Oregon Fund Class II..........    32       49              77       158
Pennsylvania Fund Class I.....    49       62              77       119
Pennsylvania Fund Class II....    32       48              76       156
Puerto Rico Fund Class I......    50       65              82       130
Puerto Rico Fund Class II.....    33       51              82       167

The above examples are based on the restated aggregate annual operating expenses above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by each Fund and only indirectly by shareholders as a result of their investment in a Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but each Fund's actual return may be more or less than 5%.


Financial Highlights



Set forth below is a table containing the financial highlights for a share of Class I of each Fund from its effective date of registration, as indicated below, through the fiscal year ended February 28, 1995. The information for each of the five fiscal years in the period ended February 28, 1995, has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated February 28, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. Information regarding Class II shares of each Fund will be included in this table after they have been offered to the public for a reasonable period of time. See the discussion "Reports to Shareholders" under "General Information."



                              Per Share Operating Performance                                      Ratios/Supplemental Data

                                                      Distri-  Distri-                                          Ratio of Net
           Net Asset          Net Realized            butions  butions       Net Asset      Net Assets Ratio of  Investment
  Year   Value at   Net     & Unrealized Total From From Net   From    Total   Value          at End   Expenses  Income    Portfolio
 Ended  Beginning Investment Gain (Loss) Investment Investment Capital Distri- at End  Total  of Year to Average to Average Turnover
February 28of Year  Incomeon   Securities Operations  Income   Gains  butions of Year Return+(in 000's)Net Assets**Net Assets Rate

Franklin Arizona Tax-Free Income Fund:
19884   $10.00     $0.42       $0.170     $0.590    $(0.180)    -     $(0.180) $10.41  9.88%*$    7,885    -       6.20%*   24.07%
1989     10.41      0.75       (0.040)     0.710     (0.748)  $(0.002) (0.750)  10.37  6.86      65,710   0.51%    6.58     26.64
1990     10.37      0.71        0.198      0.908     (0.768)    -      (0.768)  10.51  8.70     214,606   0.68     6.53     20.82
1991     10.51      0.70        0.128      0.828     (0.768)    -      (0.768)  10.57  7.92     412,912   0.59     6.58      4.13
1992     10.57      0.67        0.308      0.978     (0.728)    -      (0.728)  10.82  9.45     585,986   0.56     6.37      1.56
1993     10.82      0.68        0.733      1.413     (0.663)    -      (0.663)  11.57 13.22     707,702   0.55     6.11      5.67
1994     11.57      0.66        0.020      0.680     (0.670)    -      (0.670)  11.58  5.76     796,838   0.54     5.65     14.17
1995     11.58      0.65       (0.481)     0.169     (0.639)    -      (0.639)  11.11  1.63     720,801   0.60     5.86     18.65

Franklin Colorado Tax-Free Income Fund:
19884   $10.00     $0.46       $0.117     $0.577    $(0.177)    -     $(0.177) $10.40  9.00%*$    1,969     -      6.91%*   22.46%
1989     10.40      0.79        0.076      0.866     (0.736)    -      (0.736)  10.53  8.41      11,026     -      7.25      7.83
1990     10.53      0.73        0.196      0.926     (0.756)    -      (0.756)  10.70  8.76      38,315   0.56%    6.63      0.82
1991     10.70      0.70        0.056      0.756     (0.756)    -      (0.756)  10.70  7.07      69,715   0.74     6.54     17.72
1992     10.70      0.68        0.361      1.041     (0.741)    -      (0.741)  11.00  9.93     110,085   0.70     6.44     21.46
1993     11.00      0.70        0.845      1.545     (0.695)    -      (0.695)  11.85 14.26     159,280   0.67     6.20      5.66
1994     11.85      0.68        0.100      0.780     (0.690)    -      (0.690)  11.94  6.49     202,158   0.64     5.69     10.85
1995     11.94      0.67       (0.568)     0.102     (0.662)    -      (0.662)  11.38  1.05     194,564   0.70     5.94     28.83
Franklin Connecticut Tax-Free Income Fund:
19896    10.00      0.20        0.017      0.217     (0.057)    -      (0.057)  10.16  5.16       5,637    -       4.68      5.21
1990     10.16      0.70        0.184      0.884     (0.684)    -      (0.684)  10.36  8.65      22,793   0.36     6.37      3.69
1991     10.36      0.64        0.024      0.664     (0.684)    -      (0.684)  10.34  6.39      48,035   0.71     6.10      8.65
1992     10.34      0.62        0.211      0.831     (0.681)    -      (0.681)  10.49  8.16      88,184   0.71     6.11     28.28
1993     10.49      0.64        0.664      1.304     (0.634)    -      (0.634)  11.16 12.60     126,816   0.69     5.97     28.52
1994     11.16      0.62        0.080      0.700     (0.630)    -      (0.630)  11.23  6.16     163,050   0.65     5.54      5.54
1995     11.23      0.62       (0.597)     0.023     (0.613)    -      (0.613)  10.64   .37     155,623   0.71     5.83     75.72
Franklin Indiana Tax-Free Income Fund:
19884    10.00      0.45        0.209      0.659     (0.189)    -      (0.189)  10.47 11.28       1,693    -       6.70        -
1989     10.47      0.79       (0.014)     0.776     (0.756)    -      (0.756)  10.49  7.47       5,875    -       7.41     10.67
1990     10.49      0.80        0.236      1.036     (0.756)    -      (0.756)  10.77  9.86      11,310   0.06     7.34      0.06
1991     10.77      0.74        0.096      0.836     (0.776)    -      (0.776)  10.83  7.78      14,946   0.51     6.91     24.60
1992     10.83      0.69        0.325      1.015     (0.775)    -      (0.775)  11.07  9.53      23,914   0.50     6.60      0.03
1993     11.07      0.71        0.828      1.538     (0.708)    -      (0.708)  11.90 14.10      37,367   0.59     6.16      7.98
1994     11.90      0.68        0.108      0.788     (0.678)    -      (0.678)  12.01  6.53      47,870   0.71     5.62     16.12
1995     12.01      0.66       (0.608)     0.052     (0.662)    -      (0.662)  11.40   .58      46,583   0.81     5.84     26.49
Franklin New Jersey Tax-Free Income Fund:
19895    10.00      0.58        0.317      0.897     (0.375)  $(0.002) (0.377)  10.52 11.20      19,973   0.25     6.09      7.44
1990     10.52      0.71        0.230      0.940     (0.780)    -      (0.780)  10.68  8.87      99,299   0.73     6.41     10.86
1991     10.68      0.69        0.238      0.928     (0.768)    -      (0.768)  10.84  8.79     258,514   0.65     6.40      1.84
1992     10.84      0.68        0.348      1.028     (0.708)    -      (0.708)  11.16  9.65     332,536   0.60     6.30      3.66
1993     11.16      0.69        0.694      1.384     (0.688)   (0.006) (0.694)  11.85 12.55     433,702   0.59     6.06     14.12
1994     11.85      0.67       (0.016)     0.654     (0.684)    -      (0.684)  11.82  5.39     561,130   0.57     5.60      4.16
1995     11.82      0.66        (.55)      0.11      (0.65)     -      (0.65)   11.28  1.12     533,937   0.63     5.86     31.05
Franklin Oregon Tax-Free Income Fund:
19884    10.00      0.44        0.046      0.486     (0.116)    -      (0.116)  10.37  6.56       5,436    -       6.16     14.49
1989     10.37      0.72        0.046      0.766     (0.696)    -      (0.696)  10.44  7.44      24,453   0.45     6.72     15.08
1990     10.44      0.69        0.165      0.855     (0.705)    -      (0.705)  10.59  8.11      73,798   0.70     6.28     12.58
1991     10.59      0.68        0.148      0.828     (0.708)    -      (0.708)  10.71  7.87     123,486   0.70     6.40     10.74
1992     10.71      0.63        0.384      1.014     (0.704)    -      (0.704)  11.02  9.61     208,972   0.65     6.09      4.65
1993     11.02      0.66        0.702      1.362     (0.652)    -      (0.652)  11.73 12.52     303,719   0.62     5.87      7.78
1994     11.73      0.64       (0.021)     0.619     (0.649)    -      (0.649)  11.70  5.15     375,684   0.58     5.47      9.42
1995     11.70      0.63       (0.493)     0.137     (0.617)    -      (0.617)  11.22  1.36     349,458   0.65     5.71     26.44
Franklin Pennsylvania Tax-Free Income Fund:
19873   $10.00     $0.17      $ 0.060    $ 0.230        -      -      $ 0.000  $10.23  9.20%*$    1,706     -      3.95%*    3.80%
1988     10.23      0.72       (0.799)    (0.079)   $(0.660)  $(0.001) (0.661)   9.49 (0.53)     20,663   0.24%    7.21     18.69
1989      9.49      0.69        0.060      0.750     (0.720)    -      (0.720)   9.52  7.97      73,851   0.59     6.97      1.56
1990      9.52      0.66        0.190      0.850     (0.720)    -      (0.720)   9.65  8.86     180,720   0.73     6.66      6.31
1991      9.65      0.65       (0.090)     0.560     (0.720)    -      (0.720)   9.49  5.76     305,592   0.62     6.82      5.23
1992      9.49      0.64        0.380      1.020     (0.670)    -      (0.670)   9.84 10.99     391,301   0.59     6.71      4.44
1993      9.84      0.64        0.703      1.343     (0.633)    -      (0.633)  10.55 13.84     505,845   0.58     6.34      5.87
1994     10.55      0.63        0.014      0.644     (0.634)    -      (0.634)  10.56  5.99     615,546   0.56     5.90      4.73
1995     10.56      0.62       (0.406)     0.214     (0.614)    -      (0.614)  10.16  2.22     587,366   0.63     6.15     12.91
Franklin Puerto Rico Tax-Free Income Fund:
19861    10.00      0.62        0.925      1.545     (0.355)    -      (0.355)  11.19 16.92       1,638     -      6.55     26.52
1987     11.19      0.85        0.139      0.989     (0.872)   (0.017) (0.889)  11.29  8.92      22,913   0.28     5.83      1.68
1988     11.29      0.72       (0.588)     0.132     (0.852)    -      (0.852)  10.57  1.29      66,598   0.75     6.67     41.98
1989     10.57      0.70        0.042      0.742     (0.772)    -      (0.772)  10.54  7.06      80,431   0.72     6.76     50.57
1990     10.54      0.71        0.235      0.945     (0.725)    -      (0.725)  10.76  8.91      82,819   0.70     6.65     14.12
1991     10.76      0.76        0.040      0.800     (0.720)    -      (0.720)  10.84  7.45      91,601   0.70     7.08      6.09
1992     10.84      0.69        0.301      0.991     (0.711)    -      (0.711)  11.12  9.31     112,714   0.70     6.45     15.01
1993     11.12      0.70        0.673      1.373     (0.683)    -      (0.683)  11.81 12.48     144,806   0.69     6.18     10.37
1994     11.81      0.68        0.034      0.714     (0.694)    -      (0.694)  11.83  5.95     175,036   0.66     5.77      5.10
1995     11.83      0.67        (.504)     0.166     (0.686)    -      (0.686)  11.31  1.60     176,888   0.73     5.95     18.30
Franklin High Yield Tax-Free Income Fund:
19872    10.00      0.62        0.222      0.842     (0.142)    -      (0.142)  10.70  8.73       2,604     -       7.10   118.29
1988     10.70      1.00       (0.409)     0.591     (0.951)    -      (0.951)  10.34  5.70     103,807   0.65      7.79    26.65
1989     10.34      0.79        0.240      1.030     (0.870)    -      (0.870)  10.50 10.87     746,018   0.61      7.68     2.02
1990     10.50      0.81        0.120      0.930     (0.890)    -      (0.890)  10.54  8.80   1,575,016   0.54      7.52    23.41
1991     10.54      0.82       (0.210)     0.610     (0.840)    -      (0.840)  10.31  5.71   1,718,082   0.52      7.90    70.60
1992     10.31      0.78        0.230      1.010     (0.840)    -      (0.840)  10.48  9.97   2,110,055   0.53      7.73   102.57
1993     10.48      0.79        0.624      1.414     (0.784)   (0.010) (0.794)  11.10 13.72   2,742,765   0.54      7.45    33.46
1994     11.10      0.76        0.169      0.929     (0.779)    -      (0.779)  11.25  8.33   3,372,533   0.53      6.79    16.09
1995     11.25      0.74       (0.509)     0.231     (0.741)    -      (0.741)  10.74  2.28   3,287,270   0.60      6.92    15.89





1For the period April 3, 1985 (Effective date of registration) to February 28, 1986.

2For the period March 1, 1986 (Effective date of registration) to February 28, 1987.

3For the period December 1, 1986 (Effective date of registration) to February 28, 1987.

4For the period September 1, 1987 (Effective date of registration) to February 29, 1988.

5For the period April 23, 1988 (Effective date of registration) to February 28, 1989.

6For the period October 3, 1988 (Effective date of registration) to February 28, 1989.

+Total return measures the change in value of an investment over the periods indicated. It does not include the Funds' maximum 4.0% initial sales charge and assumes reinvestment of dividends at the offering price and of capital gains, if any, at net asset value.

*Annualized

**During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:

                               Ratio of
                               expenses
                              to average
                              net assets

Franklin Arizona Tax-Free Income Fund:
 1989........................... 0.73%
Franklin Colorado Tax-Free Income Fund:
 1989........................... 0.74%
 1990........................... 0.72%
Franklin Connecticut Tax-Free Income Fund
 19896.......................... 0.65%*
 1990........................... 0.72%
 1991........................... 0.72%


                               Ratio of
                               expenses
                              to average
                              net assets

Franklin Indiana Tax-Free Income Fund:
 1989........................... 0.77%
 1990........................... 0.70%
 1991........................... 0.74%
 1992........................... 0.74%
 1993........................... 0.73%
Franklin New Jersey Tax-Free Income Fund:
 19895.......................... 0.66%*
Franklin Oregon Tax-Free Income Fund:
 1989........................... 0.73%
Franklin Pennsylvania Tax-Free Income Fund:
 1989........................... 0.75%

About the Trust



The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in September 1984 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of 27 separate series, most of which offer two classes of shares, as listed under the section "General Information." Each Fund is a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates to the nine series shown on the cover, of which only the Connecticut Fund is non-diversified:

Shares of each Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "Valuation of Shares of the Funds"), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a flat sales charge of 1.0% of the amount invested. (See "How to Buy Shares of the Funds.")


Investment Objective
and Policies of Each Fund

Each State Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from the personal income taxes, if any, for resident shareholders of the named state. Each Fund's objective is a fundamental policy and may not be changed without shareholder approval. There is, of course, no assurance that a Fund's objective will be achieved.

Although not anticipated, it is possible that up to 20% of a State Fund's net assets could be in municipal securities from another state and each Fund could be invested in taxable obligations and municipal obligations, including "private activity bonds," the interest on which may be subject to the alternative minimum tax. A Fund would only make such investments on a temporary basis, when necessary, pending the investment or reinvestment in municipal obligations, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses. Any such investments in taxable obligations would be in U.S. government securities, commercial paper rated in the highest grade (Prime-1, A-1, or F-1+) by Moody's, S&P, or Fitch,or in obligations of banks with assets of $1 billion or more. It is also possible that a Fund may generate short-term capital gain (taxable as ordinary income when distributed to shareholders) as a result of market transactions. See "Taxation of the Funds and Their Shareholders." To the extent that a state requires that a Fund consist of a specified amount of obligations of that state or its political subdivisions and obligations of the U.S. and its possessions in order for any portion of its distributions to be exempt from income taxation, the respective Fund will endeavor to invest its net assets in such securities. This, however, is not a fundamental policy and in the event the investment manager believes that investments in other permissible securities are necessary to protect the value of such Fund's shares, or if a shareholder's net return would be increased by investment in such respective state obligations that pay taxable income, investments in other permissible obligations may be made.

As a fundamental policy, the Pennsylvania Fund will invest in securities for income earnings rather than trading for profit. This Fund will not vary its investments, except to 1) eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of such Fund;
2) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; 3) reinvest the earnings from securities in like securities; or 4) defray normal administrative expenses.

Each State Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB), Fitch (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Funds' investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated Baa are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. A description of the ratings is contained in Appendix C to this Prospectus.

The investment manager considers the terms of the offering and various other factors in order to determine whether the securities are consistent with the Fund's investment objective and policies and thereafter to determine the issuer's comparative credit rating. In making such determinations, the investment manager typically (i) interviews representatives of the issuer at its offices, conducting a tour and inspection of the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) performs analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (iii) compares other similar securities offerings to the issuer's proposed offering.

For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, (i) each of the Funds may invest more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to federal income tax and (ii) a State Fund may invest more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not to a resident shareholder's named state's personal income taxes. Such temporary investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or, except for the High Yield Fund, in securities of other states, territories, their agencies or instrumentalities, or in the highest quality commercial paper rated A-1 by S&P, P-1 by Moody's, or F-1+ by Fitch. The High Yield Fund may invest in commercial paper rated in any of the three categories of the NRSROs.

As a fundamental policy, each Fund may (i) borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith (ii) lend up to 10% of each Fund's portfolio securities to qualified securities dealers, although each Fund currently intends to limit lending securities to no more than 5% of its total assets. More details in these types of transactions as well as a complete description of the Funds' investment restrictions are included under "Investment Restrictions" in the SAI.

The High Yield Fund seeks to provide investors with a high current yield exempt from federal income taxes by investing primarily in non-investment grade rated or in unrated municipal securities. As a secondary objective, the Fund will seek capital appreciation to the extent this is possible and is consistent with its principal investment objective. The High Yield Fund may invest in municipal securities regardless of the rating given by the NRSROs, including, from time to time, defaulted debt securities if, in the opinion of the investment manager, the issuer may resume interest payments or other advantageous developments appear likely, in the near term. The Fund may also invest in municipal securities which are unrated by any NRSRO but which are deemed to be of comparable credit quality by the investment manager. Higher yields are ordinarily available from municipal securities in the lower-rated categories of the NRSROs (rated Baa or lower by Moody's or BBB or lower by S&P or Fitch) or from unrated securities of comparable quality. Securities in the categories which are rated below investment grade by the NRSROs are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund does not intend to invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities. If the rating on an issue held in any Fund's portfolio is changed by an NRSRO, such event will be considered by the Fund in its evaluation of the overall investment merits of that security.

While it is expected that the portfolio of the High Yield Fund will normally consist of lower-rated, higher yielding bonds, there may be instances when the portfolio will contain medium grade (BBB or Baa rated), lower yielding bonds because adequate quantities of lower-rated bonds are not available at that time. In addition, there may be times when, due to unusual market conditions, or when the difference in yields on higher and lower-rated bonds is narrowed to the extent that higher risk is not justified by higher return, that the High Yield Fund may acquire higher-rated bonds for its portfolio. It is expected that the portfolio of the High Yield Fund will generally consist of longer-term municipal securities as these normally return higher yields than short-term issues.

In order to achieve its objectives, the High Yield Fund will invest primarily in securities of states, territories, and possessions of the United States ("U.S.") and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes.

Under normal market conditions, the High Yield Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income tax, including the individual alternative minimum tax.

Characteristic of Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Trust has no restrictions on the maturities of municipal securities in which the Funds may invest. Each Fund will seek to invest in municipal securities of such maturities that, in the judgment of the Fund and its investment manager, will provide a high level of current income consistent with prudent investment. The investment manager will also consider current market conditions.

It is possible that any Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum taxes, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of a Fund may also be fully taxable to a corporate shareholder under the state franchise tax system.

Consistent with each Fund's investment objective, a Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to a Fund. For fiscal year ended February 28, 1995, the portfolios of the Funds derived the following percentages of their income from bonds the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors:



Fund                         Percentage
------------------------      --------
Arizona Fund.................  12.79%
Colorado Fund...............    8.42%
Connecticut Fund............    8.24%
High Yield Fund.............   15.79%
Indiana Fund................   11.23%
New Jersey Fund.............    8.67%
Oregon Fund.................    7.59%
Pennsylvania Fund...........   10.41%
Puerto Rico Fund............    8.87%

Each Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices on predesignated dates. The Funds may also invest in variable or floating rate demand notes ("VRDNs") which carry a demand feature that permits the Funds to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. Frequently VRDNs are secured by letters of credit or other credit support arrangements provided by banks. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. Except for the Connecticut Fund, with respect to 75% of the total value of a Fund's assets, no more than 5% of such value may be in securities underlying "puts" from the same institution, except that each Fund may invest up to 10% of its asset value in unconditional "puts" (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

Each Fund may purchase and sell municipal securities on a "when-issued" and "delayed-delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Funds will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.


Investment Risk Considerations



General

While an investment in any of the Funds is not without risk, certain policies are followed in managing the Funds which may help to reduce such risk. There are two categories of risks to which a Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the debt securities in which a Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt investments may rise. Price changes of debt securities held by a Fund have a direct impact on the net asset value per share of that Fund. Since each State Fund generally will invest primarily in the securities of its respective state or territory, there are certain specific factors and considerations concerning each state or territory which may affect the credit and market risk of the municipal securities which such Fund purchases. These factors are described in Appendix B to this Prospectus and in the SAI.

The High Yield Fund is diversified nationally and, as a matter of policy the Fund, will not invest more than 25% of its net assets in the municipal securities of any one state or territory. In addition, with respect to 75% of its net assets, each Fund except the Connecticut Fund, as a fundamental policy, will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") as described in the SAI, in general, will not be treated as an obligation of the original municipality for purposes of determining diversification.

The Connecticut Fund is non-diversified under the federal securities laws. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund was more broadly diversified. The Fund, however, intends to comply with the diversification and other requirements of the Code, applicable to "regulated investment companies" so that it will not be subject to federal income tax, and distributions to shareholders will be free from regular federal income tax to the extent they are derived from interest on municipal securities. For this reason the Connecticut Fund has adopted an investment restriction, which may not be changed without the approval of shareholders, prohibiting it from purchasing a security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of a single issuer, or with respect to 50% of the Fund's total assets, more than 5% of such assets would be invested in the securities of a single issuer.

Risk Factors Relating to High
Yielding, Fixed-Income Securities

The portfolio of the High Yield Fund is subject to greater risks due to its ability to invest in municipal securities rated below investment grade by the NRSROs or which are unrated by an NRSRO but deemed by the investment manager to be of comparable quality. The market values of such securities, commonly known as junk bonds, tend to reflect individual developments affecting the issuer to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated fixed-income securities are considered by the NRSROs, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P, Moody's or Fitch, ratings which are considered investment grade, possess some speculative characteristics.

Projects which are financed by the issuance of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by high yielding securities may experience financial stress. During such periods, such projects may not have sufficient funds to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments, or the issuer's inability to meet specific projected revenue forecasts, or by the unavailability of additional financing.

The High Yield Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower-rated fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, fixed-income securities does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the High Yield Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "Valuation of Shares of the Funds.")

Factors adversely impacting the market value of high yielding securities may adversely impact the High Yield Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

As of February 28, 1995, two out of 624 issues (excluding short-term securities and cash equivalents) in the Fund's portfolio were in default. In the fiscal year ended February 28, 1995, one issue defaulted, and a total of 15 issues defaulted over the prior three years. Defaulted issues represented 0.129% of the net assets of the Fund at February 28, 1995. Current prices for defaulted bonds, however, are generally significantly lower than their purchase price, and the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery. The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yield securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery. As previously noted, the Fund may also, consistent with its investment objectives and policies, purchase debt obligations of issuers not currently paying interest as well as issuers that are in default. Issues that are in default carry a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, eliminated or never begin, and may have the further consequences that principal payments may likewise be reduced, suspended or canceled, causing the loss of the entire amount of the investment.

As of February 28, 1995, approximately 26% of the Fund's assets were invested in municipal securities which were rated lower than investment grade (rated below the four highest grades assigned by the NRSROs) or in securities unrated by any NRSRO but deemed by the investment manager to be of comparable credit characteristics. (A breakdown of the bonds' ratings in the Fund's portfolio, based on a dollar weighted average for the fiscal year ended February 28, 1995, is included under "Asset Composition Table" below.)

Because of the High Yield Fund's policy of seeking high current yield and its ability to invest in lower-grade debt securities, including defaulted securities, a higher degree of risk accompanies an investment in the Fund's shares than is the case in a more conservative tax-free, income-type investment company. As with any other investment, there is no assurance that this Fund's objective will be obtained.

The High Yield Fund's investment in lower-rated, unrated, and zero coupon municipal securities may cause this Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments by the Fund. For example, with respect to any non-performing obligations, this Fund may be required to accrue as income the original amount of interest due on its obligations even though such interest is not received by the Fund. In order to generate cash to satisfy this Fund's distribution requirements, it may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. The SAI contains more information about zero coupon bonds.

Asset Composition Table

A credit rating by an NRSRO evaluates only the safety of principal and interest of the bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage invested in each of the specific rating categories by an NRSRO and those that are not rated by the NRSROs but deemed by the investment manager to be of the same credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended February 28, 1995. Appendix C to the Prospectus includes a description of each rating category.

                               Average Weighted
Moody's and/or S%P's Rating   Percentage of Assets

--------------------------------------------------
Aaa/AAA...................    7.16%
AAA*......................    5.15%
Aa/AA.....................    3.74%
A.........................   11.27%
Baa/BBB...................   21.03%
BBB*......................   24.05%
Ba/BB.....................    6.78%
BB*.......................   17.43%
B.........................    1.40%
B*........................    0.40%
Caa/CCC...................    1.43%
CCC*......................    0.13%
Ca/CC.....................     .00%
C.........................     .00%
D.........................    0.04%

 *Not Rated by the NRSROs. Indicates an internal rating by Manager.



Callable Bonds

Each Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 5 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Funds, depending on the price at which such bonds were redeemed.

Certificates of Participation

Each Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance state and local government needs, function much like installment purchase agreements. For example, a COP may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property may be less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Funds believe that this risk is mitigated by their policy of investing only in COPs rated within the four highest rating categories of the NRSROs (except for the High Yield Fund which may invest in securities rated in any category of the NRSROs), or in unrated COPs believed by the investment manager to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which each Fund may invest in COPs, as of February 28, 1995, none of the Funds held as much as 5% of their total assets in COPs and other municipal leases, except for the New Jersey Fund which held 5.83% of the total face account of the securities in its portfolio in COPs and other municipal leases.

How Shareholders Participate in the Results of the Funds' Activities

The assets of each Fund are invested in portfolio securities. If the securities owned by a Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Funds.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets, as well changes in interest rates will affect the value of the Funds' portfolio and thus their share price. In particular, changes in interest rates will affect the value of the Funds' portfolios and thus their share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of the Funds. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Trust

The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Funds and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure the Funds have retained the authority to establish additional classes of shares. It is the Funds' present intention to offer only two classes of shares, but new classes may be offered in the future, including the addition of a Class II to those Funds not currently offering them.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Funds' investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion, approximately $41.4 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements each Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct each Fund's business.

The management fees which each Class I paid to the Manager during the fiscal year ended February 28, 1995 (as a percentage of average net assets) were as follows:

                              Management
Class I Fund Name             Fees Paid

-------------------------      --------
Arizona Fund.................   0.48%
Colorado Fund................   0.56%
Connecticut Fund.............   0.58%
High Yield Fund..............   0.46%
Indiana Fund.................   0.62%
New Jersey Fund..............   0.49%
Oregon Fund..................   0.52%
Pennsylvania Fund............   0.49%
Puerto Rico Fund.............   0.57%

It is not anticipated that the Funds will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that a Fund does participate in transactions involving brokerage commissions, it will be the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it was felt that more than one broker was able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Trust as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for each Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended February 28, 1995, total operating expenses paid by each Fund (as a percentage of average net assets), including fees paid to the Manager and Investor Services, were as follows:

                                 Total
                               Operating
Fund Name                      Expenses

---------------------------     -------
Arizona Fund...................  0.60%
Colorado Fund..................  0.70%
Connecticut Fund...............  0.71%
High Yield Fund................  0.60%
Indiana Fund...................  0.81%
New Jersey Fund................  0.63%
Oregon Fund....................  0.65%
Pennsylvania Fund..............  0.63%
Puerto Rico Fund...............  0.73%



Plans of Distribution

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plans, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of shares of each Fund.

The maximum amount which each Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.10% per annum of each Class I's average daily net assets, payable quarterly. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from such Fund.

Under the Class II Plan, the maximum amount which each Fund is permitted to pay to Distributors or others for distribution expenses and related expenses is 0.50% per annum of each Class II's daily net assets, payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Funds. In addition, the Class II Plan provides for an additional payment by each Fund of up to 0.15% per annum of each Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from each Fund on behalf of the customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares of each Fund. During the first year following the purchase of Class II shares, Distributors will retain a portion of Class II's Rule 12b-1 fees equal to 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans also cover any payments to or by the Funds, Advisers, Distributors, or other parties on behalf of the Funds, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class. For more information, including a discussion of the Board's policies with regard to the amount of each Plan's fees, please see the SAI.

Distributions to Shareholders

There are two types of distributions which a Fund may make to its shareholders:

1. Income dividends. Each Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the operation of such Fund, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. Each Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by a Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by a Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by a Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to such Fund's shareholders. Each Fund may make only one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

Distributions To Each Class of Shares

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Distribution Date

Although subject to change by the Trust's Board of Trustees without prior notice to or approval by shareholders, each Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by each Fund is dependent upon the amount of net income received from such Fund's portfolio holdings, is not guaranteed, and is subject to the discretion of the Trust's Board of Trustees. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Except as otherwise noted, divided and capital gain distributions are only eligible for reinvestment at net asset value in the same class of shares of the Fund or the same class of another of the Franklin Templeton Funds. Shareholders in Class II funds may also direct their dividends and capital gain distributions for investment in a Class I Franklin Templeton Fund at net asset value. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after such Fund has been notified. See the SAI for more information.

Many of the Funds' shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, Class II shareholders may also direct their distributions to a Class I Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. Shareholders may also be able to change their dividend options by telephone. See "Telephone Transactions."


Taxation of the Funds
and Their Shareholders


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled, "Additional Information Regarding Taxation" in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its net income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, a Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, each Fund continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for each Fund's shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state or political subdivisions of the state of residence of the shareholder, from interest on direct obligations of the federal government, or from interest on obligations of Puerto Rico, the U.S. Virgin Islands or Guam, they may also be exempt from personal income tax in such state. More information on the state taxation of interest from federal and municipal obligations is included in the section "State Income Taxes" below and in "Appendix A - Description of State Tax Treatment."

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, a Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular federal and state income taxes in the hands of Fund shareholders. In any fiscal year, each Fund may elect not to distribute to its shareholders its taxable ordinary income and to, instead, pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned shares of a Fund and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of a Fund's shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of such Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

Each Fund will inform its shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in a Fund.

Exempt-interest dividends of any Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry a Fund's shares may not be fully deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from a Fund and the application of foreign tax laws to these distributions.

State Income Taxes

The exemption of interest on tax-exempt municipal securities for federal income tax purposes does not necessarily result in exemption from the income, corporate or personal property taxes of any state or city when such income is distributed to shareholders of a mutual fund. Appendix A to this Prospectus discusses the tax treatment of the State Funds with respect to distributions from each respective Fund to investors in such states. Generally, individual shareholders of the Funds are afforded tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency. In some states, shareholders of the High Yield Fund also may be afforded tax-exempt treatment at the state level on distributions from that Fund to the extent they are derived from tax-exempt securities issued by that state or its municipalities.

Pursuant to federal law, interest received directly from U.S. government obligations and from obligations of the U.S. territories is generally exempt from taxation by all states and their municipal subdivisions. Each state's treatment of dividends paid from the interest earned on direct federal and U.S. territorial obligations is discussed in "Appendix A, Description of State Tax Treatment."

Shareholders should consult their tax advisors with respect to the applicability of other state and local intangible property or income taxes to their shares in a Fund and to distributions and redemption proceeds received from such Fund.

Additional information on tax matters relating to a Fund and its shareholders is included under the caption "Additional Information Regarding Taxation" in the SAI.

How to Buy Shares of the Funds

Shares of the Funds are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which either directly or through affiliates have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Funds and Distributors reserve the right to refuse any order for the purchase of shares.

Alternative Purchase Arrangements. The difference between Class I and Class II shares lies primarily in their front-end and contingent deferred sales charges and Rule 12b-1 fees as described below. Currently the Indiana Fund offers only Class I shares.

Class I. Shares of each Fund outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.10% of average daily net assets of such shares. With this multiclass structure, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Class I shares may be purchased at reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. See "Management of the Funds," and "How to Sell Shares of the Funds" for more information.

Class II. The current public offering price of Class II shares is equal to the net asset value, plus a flat front-end sales charge of 1% of the amount invested. Class II shares are also subject to a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month following purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% of average daily net assets of such shares. Class II shares have lower front-end sales charges than Class I shares and comparatively higher Rule 12b-1 fees. See "Contingent Deferred Sales Charge" under "How to Sell Shares of the Funds."

Deciding Which Class To Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on the Class II shares will result in slightly higher operating expenses and lower income dividends for Class II shares, which will accumulate over time to outweigh the difference in initial sales charges. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges should seriously consider purchasing Class I shares, especially if they intend to hold their shares for approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value may not purchase Class II shares.

Each class represents the same interest in the investment portfolio of the specific Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchases of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class also has a separate schedule for compensating securities dealers for selling Fund shares. Investors should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase.

Purchase Price of Shares of the Funds

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares.

Shares of both classes are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund to be purchased or
(2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Shares of the Funds."

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.

                      Total Sales Charge
Class I Shares                                As a Percentage Dealer Concession
Size of Transaction            As a Percentage of Net Amount  As a Percentage of
at Offering Price              of Offering Price Invested      Offering Price*
Less than $100,000                  4.25%        4.44%            4.00%
$100,000 but less than $250,000     3.50%        3.63%            3.25%
$250,000 but less than $500,000     2.75%        2.83%            2.50%
$500,000 but less than $1,000,000   2.15%        2.20%            2.00%
$1,000,000 or more                  none         none          (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million within the contingency period. See "How to Sell Shares of the Funds - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s). Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1.00% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase. See table below:

                                               Total Sales Charge
Class II Shares                              As a Percentage  Dealer Concession
Size of Transaction          As a Percentage  of Net Amount    As a Percentage
at Offering Price             of Offering Price Invested     of Offering Price*
Any amount (less than $1 million)   1.00%         1.01%            1.00%


*Distributors or one of its affiliates may make additional payments to securities dealer, from its own resources, of up to 1% of the amount invested. During the first year after the purchase of Class II shares, Distributors will keep a portion of Class II Plan fees assessed on Class II shares to partially recoup fees Distributors pays to securities dealers

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1.0% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described below.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Funds or their shareholders.

Additional terms concerning the offering of shares of the Funds are included in the SAI.

Certain officers and Trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges -
Class I Shares Only

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter the investor expresses (i) an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grants to Distributors a security interest in the reserved shares discussed below and (iii) irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases of Class I Shares

An individual who is a member of a qualified group may also purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Funds or Distributors and the members, agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Funds.

If an investor selects a payroll deduction plan, subsequent investments to a Fund will be automatic and will continue until such time as the investor notifies such Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and to forward the payroll deduction information to the Funds, there may be a delay between the time of the payroll deduction and the time the money reaches the Funds. The investment in a Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by such Fund.

Purchases at Net Asset Value

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including any subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment accounts only; and (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of a Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of a Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of a Fund must be received by such Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in that class of shares of a Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end or a contingent deferred sales charge and which has investment objectives similar to those of the Funds.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by securities dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Funds are a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUNDS CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by such Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of their own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin's Institutional Sales Department for additional information.

Description of Special Net Asset Value Purchases

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases of Class I shares.

General

Securities laws of states in which a Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


Other Programs and Privileges Available to Fund Shareholders



Certain of the programs and privileges described in this section may not be available directly from the Funds to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Funds, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during the period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of each class of shares of the Funds is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to the same class of another Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be made in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I shares and Class II shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect.

With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, however, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi-annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000 only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege



The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge." Before making an exchange investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value or applicable sales charges.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R), system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from a Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of a Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How to Buy Shares of the Funds." Exchanges of Class I shares of a Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference in sales charges, unless the shares were held in such Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of a Fund account, declared but unpaid income dividends and capital gain distributions will be transferred to the account in the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI .

If a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of such Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Funds to initially invest this money in short-term, tax-exempt municipal securities unless it is felt that attractive investment opportunities consistent with the Funds' investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Funds at any time upon 60 days' written notice to shareholders.

Exchanges of Class I Shares

The contingency period of Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Like exchanges, Class II shares will be moved proportionately from each type of shares in the original account.

Conversion Rights

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell his Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

Timing Accounts

"Timing Accounts" are not permitted to purchase shares of either Class I or Class II or to exchange into either Class I or Class II. This policy does not affect any other types of investor. "Timing Accounts" generally include market timing or allocation services; accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators; or any person whose transactions seem to follow a timing pattern.

How to Sell Shares of the Fund

A shareholder may at any time liquidate shares of a Fund owned and receive from such Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions by Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares of the Fund being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Funds or Investor Services believe that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Funds, (c) the Funds have been notified of an adverse claim, (d) the instructions received by the Funds are given by an agent, not the actual registered owner, (e) the Funds determine that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Funds.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Share Certificates - Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions by Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of a Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Funds and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with a Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Funds will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to a Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. After receipt of a repurchase order from the dealer, the Fund will still require a signed letter of instruction and all other documents set forth above. A shareholder's letter should reference the Fund, the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

Class I. In order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to redemptions of all or a portion of those investments within the contingency period of 12 months of the calendar month of their purchase. The charge is 1% of the lesser of the net asset value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares at the time of purchase, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

Class II. Class II shares redeemed within the contingency period of 18 months of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See below.

Class I and Class II. In determining if a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation on shares held less than the contingency period (12 months in the case of Class I shares and 18 months in the case of Class II shares); (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in," "first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semi-annually or 12% annually); redemptions initiated by a Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Funds may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Funds nor their affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from a Fund may be made by check, draft or wire. The Funds have no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions



Shareholders of the Funds and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer shares of a Fund in one account to another identically registered account in that Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Funds" will be able to redeem shares of a Fund.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Funds and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where a Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance or send written instructions to the Funds as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

Valuation of Shares of the Funds

The net asset value per share of each Fund (and each class) is determined separately as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each Fund).

The net asset value per share of each Fund is determined in the following manner: The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of each class of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Each of the classes will bear, pro rata, all of the common expenses of that Fund. The net asset value of all outstanding shares of each class will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of such classes, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

How to Get Information Regarding
an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch tone phone, Franklin and Templeton shareholders may access an automated system (day or night)which offers the following features.

By calling the Franklin TeleFACTS(R), system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to a fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; obtain account information and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

The code numbers for each class, which will be needed to access system information, are:



FUND
CODE *           FUND NAME
-------------------------------------------
126   ARIZONA FUND, CLASS I
226   ARIZONA FUND, CLASS II
127   COLORADO FUND, CLASS I
227   COLORADO FUND, CLASS II
166   CONNECTICUT FUND, CLASS I

FUND
CODE *           FUND NAME
-------------------------------------------
266   CONNECTICUT FUND, CLASS II
167   INDIANA FUND, CLASS I
171   NEW JERSEY FUND, CLASS I
271   NEW JERSEY FUND, CLASS II
161   OREGON FUND, CLASS I
261   OREGON FUND, CLASS II
129   PENNSYLVANIA FUND, CLASS I
229   PENNSYLVANIA FUND, CLASS II
123   PUERTO RICO FUND, CLASS I
223   PUERTO RICO FUND, CLASS II
130   HIGH YIELD FUND, CLASS I
230   HIGH YIELD FUND, CLASS II

*Follow the Fund code number with the # sign

To assist shareholders and securities dealers wishing to speak directly with a representative, the following list of various Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone:

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

                                         Hours of Operation (Pacific time)
Department Name       Telephone No.           (Monday through Friday)
Shareholder Services  1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                                            8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans      1-800/527-2020        5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)1-800/851-0637        5:30 a.m. to 5:00 p.m.


Performance



Advertisements, sales literature and communications to shareholders may contain various measures of a class' performance including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. Each Fund may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five-, and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. Each class may also furnish total return quotations for other periods or based on investments at various sales charge levels (for Class I shares) or at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by each Fund's portfolio investments; it is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of each class' yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the class' yield.

Current yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC (see the SAI) are not indicative of the dividends or distributions which were or will be paid to shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by the current maximum offering price for that class of shares. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to that of a fund which invests in tax-exempt obligations. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

Because Class II shares were not offered prior to May 1, 1995, no performance data is available for those shares. After a sufficient period of time has passed, Class II performance data will be available.

General Information

Reports to Shareholders

The Trust's fiscal year ends February 28. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on September 18, 1984. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series may be added in the future by the Board of Trustees.Following is a list of the 27 series currently authorized by the Board of Trustees:

Franklin Alabama Tax-Free Income Fund
Franklin Arizona Tax-Free Income Fund
Franklin Arizona Insured Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free
 Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Indiana Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free
 Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund
Franklin Puerto Rico Tax-Free Income Fund
Franklin Texas Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

All series, except Indiana, Arizona Insured, Florida Insured, Kentucky and Intermediate-Term Funds currently offer Classes I and II. The remaining five series may in the future offer Class II and all series may offer other classes.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees. The Trust does not intend to hold annual shareholders meetings. The Trust may however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Shares of each class of a Fund represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. For matters that only affect a certain class of a Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares of a Fund will vote separately on matters (1) affecting only that class of such Fund, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares of a Fund requires shareholder approval, only shareholders of Class I of that Fund may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II of such Fund may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of a Fund, this affects all shareholders of that Fund, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Redemptions by the Fund

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder.
More information is included in the SAI.


Account Registrations



An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in a Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealer must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and a Fund after such Fund receives authorization in proper form from the shareholder's delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

Each Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications


Pursuant to the Code and U.S. Treasury regulations, a Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Each Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of the Funds' portfolios:

Thomas Kenny
Senior Vice President.
Franklin Advisers, Inc.

Mr. Kenny has been responsible for portfolio recommendations and decisions of all nine Funds since August 1994. He is director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and a Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry related committees and associations.


John Pinkham
Portfolio Manager
Franklin Advisers, Inc.

Mr. Pinkham has been responsible for portfolio recommendations and decisions since inception of the Connecticut Fund. He has a Bachelor of Science degree in business from Columbia University, has been in the municipal securities industry since 1956 and with Advisers since 1985. He is a member of the Financial Analysts Federation.

John Pomeroy
Portfolio Manager
Franklin Advisers, Inc.

Mr. Pomeroy has been responsible for portfolio recommendations and decisions since inception of the Connecticut Fund. He received a Bachelor of Arts degree in Business Administration from San Francisco State University and joined Advisers in 1986 and is a member of industry-related committees and associations.

Stella Wong
Portfolio Manager
Franklin Advisers, Inc.

Ms. Wong has been responsible for portfolio recommendations and decisions for the Indiana Fund, New Jersey Fund and Pennsylvania Fund since their inception, the Puerto Rico Fund since she joined Advisers in 1986 and the High Yield Fund since August of 1994. She holds a Bachelor of Science degree in Business Administration from San Francisco State University and a Master's degree in Financial Planning from Golden Gate University, and is a member of several industry-related committees and associations.


Andrew Jennings, Sr.
Vice President
Franklin Advisers, Inc.

Mr. Jennings has been responsible for portfolio recommendations and decisions of the Indiana Fund, since joining Advisers in 1990. He attended Villanova University in Philadelphia, has been in the securities industry for over 33 years and is a member of several municipal securities industry-related committees and associations. From 1985 to 1990 Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds Inc.

Don Duerson
Vice President
Franklin Advisers, Inc.

Mr. Duerson has been responsible for portfolio recommendations and decisions since inception of the Arizona Fund and Colorado Fund. He has a Bachelor of Science degree in Business and Public Administration from the University of Arizona, has experience in the securities industry dating back to 1977 and is a member of industry-related committees and associations. He joined Advisers in 1986.

Sheila Amoroso
Portfolio Manager
Franklin Advisers, Inc.

Ms. Amoroso has been responsible for portfolio recommendations and decisions of the Arizona Fund, Colorado Fund, High Yield Fund, Oregon Fund, Pennsylvania Fund and Puerto Rico Fund since 1987 and the New Jersey Fund since its inception. She joined Franklin in 1986. She holds a Bachelor of Science degree from San Francisco State University and is a member of municipal securities industry-related committees and associations.


Bob Schubert
Portfolio Manager
Franklin Advisers, Inc.

Mr. Schubert has been responsible for portfolio recommendations and decisions of the Oregon Fund since August of 1994. He attended Fairleigh Dickenson University, Rutherford, New Jersey, and has been in the securities industry since 1960. Mr. Schubert has been with the Franklin Templeton Group since 1989, initially managing two taxexempt bond funds and the equity trading desk at Templeton in Florida and moving to Franklin in California in 1994.

Appendix A -
Description of State Tax Treatment

The following information on the state income tax treatment of dividends from the State Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. Investors may be subject to local taxes on dividends or the value of their shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

Arizona

Section 43-1021(4) of the Arizona Income Tax Code states that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

Colorado

Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the U.S. or its possessions is exempt from personal and corporate income tax. The Colorado Department of Revenue has advised that distributions from a regulated investment company, such as the Colorado Fund, will also be exempt from personal and corporate income tax if the Fund invests in such exempt obligations. The state of Colorado has confirmed that this exclusion also applies to territorial obligations of the U.S. (including Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Colorado taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

Connecticut

Section 12-701(a)(20) of the Connecticut General Statutes states that interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authority, district, or a similar public entity created under the laws of the state of Connecticut and direct obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from state personal income tax. Dividends paid by a regulated investment company, such as the Connecticut Fund, which are derived from such exempt obligations will be exempt from state personal income tax to the extent of such obligations. Corporate shareholders are generally subject to Connecticut corporation income taxes on distributions from the Fund. Section 12-701(a)(20) of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government securities or obligations of other states and their political subdivisions do not qualify for this exemption. It is not anticipated that the Fund will invest 50% or more of the value of its assets in qualifying U.S. government obligations and, therefore, will not be able to pass through tax-exempt income derived from such obligations.

Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Connecticut taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

Indiana

Information Bulletins 19 and 79 of the state of Indiana Department of Revenue provide that the proportionate share of dividends received from a regulated investment company, such as the Indiana Fund, derived from investments in direct obligations of the U.S. or its possessions (including Puerto Rico, Guam and the Virgin Islands), will be exempt from the Indiana Gross Income Tax (for residents and persons or corporations doing business in Indiana). An exemption is also provided under Indiana law for exempt interest dividends derived from interest on obligations of the state of Indiana or its political subdivisions. For the Indiana Adjusted Gross Income Tax (for resident individuals, estates and trusts), all of the above obligations are exempt from taxation in addition to obligations of other states and their political subdivisions. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) and repurchase agreements collateralized by U.S. government obligations, to the extent that such taxable investments are made by the Fund for temporary or defensive purposes, will be taxable on a pro rata basis. The Fund will file all appropriate certification documents with the Indiana Department of Revenue indicating the exempt portion of distributions to shareholders.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Indiana taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

New Jersey

Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including obligations of the District of Columbia, Puerto Rico, Guam and the Virgin Islands). To qualify the Fund must invest at least 80% of its assets (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items) in such exempt obligations and have no investments other than interest-bearing or discounted obligations, cash or cash items, including receivables, and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis. The Fund will file all appropriate certification documents with the New Jersey Department of Revenue to qualify to distribute exempt interest dividends to shareholders.

Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

Oregon

Section 316.683 of the Oregon Revised Statutes and Oregon Administrative Rule 150-316.680(B) provide that the state exempt-interest dividends received by residents of the state paid by a regulated investment company, such as the Oregon Fund, are exempt from Oregon personal income tax. State exempt-interest dividends are dividends from interest earned on exempt obligations of the U.S., its territories (including Puerto Rico, Guam and the Virgin Islands), and possessions of any U.S. authority, commission, or instrumentality, or on state and local obligations of Oregon. Corporate shareholders are generally subject to the Oregon corporation income tax on distributions from the Fund. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Any distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Oregon taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

Pennsylvania

Section 303 of the Tax Reform Code of Pennsylvania states that interest income derived from obligations which are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the U.S. is exempt from state personal income tax. Such exempt obligations include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Section 301 of the Code of Pennsylvania states that interest derived by an investment trust, such as the Pennsylvania Fund, from such exempt obligations is not subject to state personal or corporate net income tax. Fund distributions and the value of Fund shares, however, are generally included in the tax base in determining the corporation capital stock or foreign franchise tax. Distributions paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), repurchase agreements collateralized by U.S. government obligations or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis. Distributions paid by the Fund are also generally exempt from the Philadelphia School District Investment Income Tax.

Shareholders of the Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Fund consists of such exempt obligations on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the Fund.

Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

Puerto Rico

For U.S. citizens and residents, exempt-interest dividends received from the Puerto Rico Fund are generally exempt from U.S. federal and state personal income taxation in all states which impose an income tax. Residents of Puerto Rico should consult their tax advisors prior to investing in any of the Funds.

Appendix B -
Special Factors Affecting Each State Fund

The following information is a brief summary of factors affecting each of the individual State Funds and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of such states, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Trust. The market value of the shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state or for other reasons. Additional information regarding each state is included in the SAI.

Arizona

Arizona continues to be one of the fastest growing states in the nation. While the state's economy is growing more slowly than it did in the mid-1980s, its growth in employment and population still exceeds the national average. Contributing to the economy's growth have been the state's affordable housing, competitive wage rates, and pro-business regulatory climate which have successfully allowed the state to attract new businesses.

Arizona's economy has been undergoing a restructuring, shifting employment away from agriculture and mining towards manufacturing (10%), trade (21%), and services (25%) and government (16%). At present, the state's agricultural industry consumes approximately 80% of the water used in the state. The continued shift away from farming will provide a greater amount of water for municipal use and growth, as will the completion of the Central Arizona Project, a 335 mile aqueduct which enables the state to fully utilize its allotted share of water from the Colorado River. As the state continues to urbanize, incomes and jobs should increase, due to the generally higher demand for services in urban areas. Although Arizona experienced an overall job loss of 2% and a rise in unemployment during the recent recession, the downturn was short-lived, and long-term employment growth is projected.

Colorado

Colorado's economy has substantially diversified away from its dependence on the energy sector, which contributed significantly to the state's sharp economic down-turn in the mid-to late-1980's, through growth in services, construction and trade employment. Even the manufacturing segment has stabilized despite possible further downsizing from Colorado's high technology manufacturers, particularly those linked to defense.

Wage and salary employment expanded 1.6%, and 3.4% and 4.3% in 1991, 1992 and 1993 respectively, while real personal income grew 3% annually for the same periods. Unemployment has remained below the national level, averaging 4.7% for 1994 and ending 1994 at 3.3%. Employment consists of services (28.1% of total), trade (24.2%), government (17.8%) and manufacturing (11.3%). Strong population gains should continue, drawing a substantial influx from California.

Connecticut

Despite being considered the wealthiest of the states, with income levels of 135% of the national average, Connecticut's recession was the longest (1989-1993) and one of the most severe in the country, with the impact felt in virtually every sector of the economy. Connecticut's employment declined nearly 10% during the recession, and while recovery has begun, employment is not expected to reach its pre-recession peak until the end of the decade.

The state has a concentrated economy, with manufacturing, particularly defense industries, constituting the largest concentration in the nation, ranking eleventh in terms of the dollar amount of prime defense contracts and first on a per capita basis. The ability of Connecticut's defense contractors, who are expected to otherwise reduce payrolls through 1997, to expand their commercial business lines will be vital to the state's economy.

Because of its high per capita income level and its concentration of defense-related industries, passage of the federal Omnibus Budget Reconciliation Act in August 1993 continues to be especially disadvantageous to the state because it increases taxes on wealthier households and continues to cut on defense spending.

An early return to the pre-recession rate of economic growth is not likely, with any significant growth not predicted until the end of the decade. The best growth prospects are in the service-related industries, including health care, business/professional and tourism.

Despite continued economic weaknesses and overall debt levels, which are among the highest in the nation, the state's outlook reflects an improved fiscal position and revenue structure that was initiated with measures started in fiscal 1992.

Indiana

Indiana's stable outlook reflects its somewhat cyclical tax and employment base, its good operating balance position, the administration's ability and proven willingness to adjust state spending in response to revenue shortfalls and the state's establishment and funding of a budget stabilization fund.

The state's economy continues to rely heavily on its manufacturing sector, which provides products such as primary metals, machinery and transportation equipment. Although this concentration has lessened of late, manufacturing still accounted for about 25% of employment through 1993.

During 1992-1993, the state experienced good cyclical employment and income growth, with the state's manufacturing sector experiencing positive growth, fueled by the national economic recovery. There has been increased business and capital spending by the state's manufacturing firms, which has contributed to the expanding support industries. Basic considerations for the inflow of capital are the state's central location, competitive costs, and extensive transit network. The state also has emerged as a transportation and distribution center due to a $1 billion ongoing construction of a maintenance facility by United Air Lines, Inc. and various airport expansions underway.

New Jersey

The state's economy performed strongly for much of the 1980s, and like much of the Northeast in the 1980s, outpaced national trends. However, since 1989 the state's economic performance has been weak and it has under-performed the rest of the nation. Unemployment currently exceeds the national average, and weakness in the economy appears in many employment sectors. The downward trend was apparent in New Jersey 18 months before national indicators.

Nevertheless, New Jersey's economic base continues to be strong, fortified by one of the most diversified structures in the nation. The leading employment sectors are services, wholesale and retail trade, government and manufacturing. Although restructuring in some key industries may result in additional job losses, the state's extensive transportation network, and other fundamental strengths, such as its location between New York City and Philadelphia and its massive retail and trade sectors, should contribute to long term stability.

Oregon

Since 1987, Oregon's economy has outperformed the nation's, with total jobs increasing 19% during the period. The recent national recession had only a moderate effect on Oregon.

In-migration coupled with the increasing importance of high technology manufacturing and Pacific Rim trade have helped drive economic growth and diversification away from the timber and wood products sector. Except for a temporary upswing in early 1994, the timber industry continues to lose jobs. The service sector has led job creation, and as a result income growth has not kept pace with employment increases because service jobs generally are low paying. Oregon anticipates that personal income will drop to 90.8% of the national average by 2000 from 91.5% in 1992. Population growth is expected to continue as the state's comparatively strong economy and low cost of living draw residents from outside the state, primarily California. The resulting increasing pool of skilled labor has increased the interest of out-of-state businesses in relocating to Oregon.

Pennsylvania

The recent national recession adversely affected the commonwealth starting in 1991, but its effects were more moderate than in other mid-atlantic and northeastern states as the state's economy is less dependent on financial services and the defense/aerospace industry. Pennsylvania is likely to experience stronger economic activity than its neighboring states for the next several years due to the restructuring and modernization of many of its manufacturing factories, but its growth still will lag the national averages. Competition from foreign markets has contributed to job losses in the commonwealth's manufacturing sector and forced restructuring. This trend will probably continue. Employment growth has shifted to the trade and services sectors, with losses in more high-paid manufacturing. Overall job growth should lag the rest of the nation. The replacement of highly paid manufacturing jobs for those in the services and trade sectors will impede income growth.

Relative cost advantages that are available to businesses in the commonwealth compared to its neighboring states, as well as the restructuring and modernization of manufacturing plans, should aid in boosting Pennsylvania's economy.

Puerto Rico

Despite economic progress, Puerto Rico continues to suffer from high unemployment and poverty. In 1993, Puerto Rico's unemployment rate was 17%, more than twice the corresponding rate in the U.S., and its income levels were below even the poorest of the 50 states. Manufacturing has accounted for the majority of Puerto Rico's growth since the early 1970s, especially in the areas of pharmaceuticals, machinery and metal products, with manufacturing's share in the island's gross product increasing from 25% in 1971 to 39% in 1991.

Puerto Rico is uniquely susceptible to outside influences which affect its economic development. Largely dependent on imported oil as a primary energy source, the island's economy is vulnerable to changes in the price and supply of such oil. In the early 1980s, high oil prices adversely affected Puerto Rico's economy and enhanced the effects of an economic recession, while later in the decade, lower oil prices contributed to economic growth.

Similarly, Puerto Rico's relationship with the U.S., while providing economic benefit to the island, has left it vulnerable to changes in U.S. policy. Recently, changes were made to Section 936 of the Internal Revenue Code, which allows qualifying U.S. corporations to receive tax credits which offset all or a portion of their tax liability on earnings from Puerto Rican operations. Section 936 had been a major force behind the development of manufacturing in Puerto Rico. The impact of changes to Section 936, which restrict corporations ability to take advantage of its tax credits, on future investment in Puerto Rico is uncertain. However, some slowing effect on the Puerto Rican economy is expected.

NAFTA also is likely to result in increased competition for Puerto Rican labor-intensive industries such as textiles and apparel.
Appendix C -
Description of Municipal Securities Ratings

Municipal Bonds

Moody's

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA bonds: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA bonds: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A bonds: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB bonds: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB bonds: Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B bonds: Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds: Have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds: Minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds: Imminent default in payment of interest or principal.

DDD, DD and D bonds: Are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

Municipal Notes

Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

Moody's

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch's

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.